Exhibit 10.4

AMENDMENT NO. 4 TO FORBEARANCE AGREEMENT

This Amendment No. 4 to Forbearance Agreement (“Amendment”) dated effective December 15, 2015 is by and between ZYNEX, INC., a Nevada corporation, ZYNEX MEDICAL, INC., a Colorado corporation, ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation, ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation, ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company, and PHARMAZY, INC., a Colorado corporation (collectively, and jointly and severally, “Borrower”), and TBK BANK, SSB (“Lender”).

RECITALS

A.	The parties entered into a Forbearance Agreement dated December 17, 2014, as amended by Amendment No. 1 to Forbearance Agreement dated March 27, 2015, Amendment No. 2 to Forbearance Agreement dated June 30, 2015, and Amendment No. 4 to Forbearance Agreement dated September 30, 2015 (the “Forbearance Agreement”).

B.	Additional Events of Default have occurred, including Borrower’s failure to meet the Debt Service Coverage Ratio and Minimum Current Ratio financial covenants for the quarterly period ending September 30, 2015.

C.	The parties desire to amend the Forbearance Agreement to extend the Forbearance Period, and to evidence certain additional continuing covenants related to such extension.

AGREEMENT

1.	Amendment. Section 4.1(i) of the Forbearance Agreement is amended to read as follows: “11:59 pm Portland, Oregon time on March 31, 2016.”

2.	Condition Precedent. The effectiveness of the Amendment set forth in Section 1 above is conditional upon Borrower’s delivery to Lender of a stock certificate representing 100% of the outstanding shares of Pharmazy, Inc. (“Pharmazy”), along with a duly executed stock power covering such shares as required by that certain Pledge Agreement between Zynex Medical, Inc. and Lender pursuant to which Zynex Medical, Inc. pledged 100% of the stock of Pharmazy to Lender to secure the obligations under the Loan and Security Agreement.

3.	Continuing Conditions. The continued effectiveness of the extension of the Forbearance Period is conditional upon Borrower’s compliance with the following continuing covenants:

(a) during the Forbearance Period, Borrower must reduce the principal amount of the Obligations in an amount no less than $85,000 per month, plus such interest and Expenses and Fees incurred in such monthly periods; and

(b) Borrower shall not make any payments to vendors or other creditors with the proceeds of Advances unless such proposed use of proceeds has been communicated to and approved by Lender in advance.

4.	Other Provisions. Except as specifically provided herein, all terms and conditions of the Forbearance Agreement shall remain in full force and effect, without waiver or modification. All terms defined in the Forbearance Agreement shall have the same meaning when used in this Amendment. This Amendment and the Forbearance Agreement shall be read together, as one document.

5.	Signatures. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page follows]

Dated effective as of the date first written above.

BORROWER: ZYNEX, INC., a Nevada corporation		LENDER: TBK BANK, SSB

By:	/s/ THOMAS SANDGAARD	By:	/s/ JONATHAN N. KNOX
Name:	Thomas Sandgaard	Name:	Jonathan N. Knox
Title:	CEO	Title:	SVP

ZYNEX MEDICAL, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	CEO

ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	CEO

ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	CEO

ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	CEO

PHARMAZY, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	CEO